UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 28, 2012

MFRI, INC.
(exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-18370 (Commission File Number)	36-3922969 (IRS Employer Identification No.)

7720 North Lehigh Avenue,
Niles, Illinois                    60714
(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code: (847) 966-1000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Stockholders of MFRI, Inc. was held on June 28, 2012. There were 6,914,771 shares of common stock outstanding as of the record date for the meeting. The matters that were voted on at the meeting, and the final voting results as to each such matter, are set forth below.

1.	Election of Directors

	For	Withheld	Broker Non-Votes
David Unger	4,842,915	70,158	1,075,384
Bradley E. Mautner	4,855,815	57,258	1,075,384
Dennis Kessler	4,843,215	69,858	1,075,384
Arnold F. Brookstone	4,843,215	69,858	1,075,384
Eugene Miller	4,808,101	104,972	1,075,384
Stephen B. Schwartz	4,843,215	69,858	1,075,384
Michael J. Gade	4,810,501	102,572	1,075,384
Mark A. Zorko	4,845,615	67,458	1,075,384

2.    Ratification of Grant Thornton as the Company's auditors

For	Withheld	Abstain
5,891,220	88,842	8,395

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2012		MFRI, Inc.

	By:	/s/ Michael D. Bennett
Vice President, Chief Financial Officer, Secretary and Treasurer
(Principal Financial and Accounting Officer)